Exhibit 10.16.3

KEY ENERGY SERVICES, INC.
2014 EQUITY AND CASH INCENTIVE PLAN
PERFORMANCE UNIT AWARD AGREEMENT

THIS PERFORMANCE UNIT AWARD AGREEMENT, including the Appendices attached hereto (this “Agreement”), dated as of __________, 2015 (the “Date of Grant”), is made by and between Key Energy Services, Inc., a Maryland corporation (the “Company”), and _____________ (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Key Energy Services, Inc. 2014 Equity and Cash Incentive Plan (the “Plan”) pursuant to which awards intended to qualify as Performance Compensation Awards may be granted (“Performance Units”); and
WHEREAS, in recognition of the Participant’s services to the Company, the Administrator has determined that it is in the best interests of the Company and its stockholders to grant the Performance Units provided for herein (the “Performance Unit Award”) pursuant to the terms of the Plan and subject to the further terms and conditions set forth herein.
NOW, THEREFORE, in consideration for the services rendered by the Participant to the Company and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.
Grant of Performance Unit. Pursuant to Sections 7.2 and 7.4 of the Plan, the Company hereby grants the Participant a Performance Unit Award consisting of a target of ______ Performance Units. Each Performance Unit represents the value of one share of Common Stock. The number of Performance Units that the Participant will actually earn (which may be up to 200% of the target Performance Units) will be determined by the level of achievement of the Performance Goals set forth in Section 3 hereof. Upon the certification by the Administrator of the level of achievement of the Performance Goals for the Performance Period, the Company will pay out the Performance Units the Participant has earned for the Performance Period in cash.

2.
Incorporation by Reference. The provisions of the Plan including, without limitation, Sections 11, 12, 14.5, 14.6, and 14.7 thereof, are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Administrator shall have the authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Participant and his or her legal representative in respect of any questions arising under the Plan or this Agreement.

3.	Earning of Performance Units.

(a)
Performance Goals. The number of Performance Units earned in respect of the Performance Period will be determined at the end of the Performance Period based on the relative placement of the Company within the group that consists of the Company and the Proxy Peer Group (the “Performance Group”), based on Total Shareholder Return as set forth in Section 3(b) below, as follows:

Company Placement In Performance Group for the Performance Period	Performance Units Earned as a Percentage of Target
First	200%
Second	180%
Third	160%
Fourth	140%
Fifth	120%
Sixth	100%
Seventh	0%
Eighth	0%
Ninth	0%
Tenth	0%
Eleventh	0%
Twelfth	0%

As an example, and solely for avoidance of doubt, if the Company’s placement in the Performance Group for the Performance Period is second, the Participant will earn a number of Performance Units for the Performance Period equal to the product of (a) the number of target Performance Units, times (b) 180%.

(b)
Proxy Peer Group TSR. In order to determine the Company’s placement, total shareholder return will be calculated by the Administrator or its designee for all members of the Proxy Peer Group on the same basis as Total Shareholder Return is calculated for the Company.

(c)
Employment Condition. Except as provided in Section 5 and Section 6 hereof, a Participant must continue in Continuous Service through the payment date in respect of a Performance Unit to be eligible for payment with respect to the Performance Period. Except as provided in Section 5 and Section 6, if the Participant’s Continuous Service terminates for any reason before the payment date, the Participant will not receive any payment in respect of the Performance Units.

(d)
Certification. Following completion of the Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the performance goal for the Performance Period has been achieved and, if so, calculate and certify in writing the number of Performance Units that the Participant earned for such period based upon the Company’s TSR relative to the Proxy Peer Group. Performance Units that do not vest shall be forfeited as of the end of the Performance Period.

4.	Payment.

(a)
Timing. Payment in respect of the Performance Unit Award will be made in cash, less applicable tax withholding amounts, as soon as administratively practicable following completion of the certification required by Section 3(d) above, and in any event within sixty (60) days following the end of the Performance Period, except as otherwise provided in Section 6. Such payment shall be subject to the Participant’s Continuous Service through the payment date, except as provided in Section 5 and Section 6.

(b)
Amount. The amount payable to the Participant in respect of the Performance Period will be equal to the product of (i) and (ii) where (i) is the number of Performance Units earned for the Performance Period, as determined by the Administrator in accordance with Section 3, and (ii) is the closing price per share of the Common Stock on the last trading day of the Performance Period.

5.	Termination of Employment.

(a)
Death or Disability Following the end of the Performance Period. Notwithstanding the provisions of Section 3(c), in the case of the Participant’s death or Disability following the end of the Performance Period but prior to the payment date for the Performance Period, any payment earned by the Participant with respect to the Performance Period shall be paid to the Participant (or the Particpant’s beneficiary, as applicable) at the date described in Section 4(a).

(b)
Participant Employment Agreement. Notwithstanding the foregoing, if termination of Continuous Service by Participant would cause the Equity-Based Incentives to vest under the terms of the Participant’s Employment Agreement, the Administrator shall cause the Performance Units to vest and be paid within sixty (60) days following the Participant’s termination of Continuous Service calculated as follows:

i)
The Performance Period shall end as of the day immediately preceding the closing date of the termination of Continuous Service (the “Termination Date”) and the Final Stock Price for the Performance Period shall be based on the 30 calendar day period ending on the Termination Date and any dividends declared during the Performance Period and on or prior to the Termination Date (the “Termination Date Value.”)

ii)
The Administrator shall calculate a “Termination Amount” equal to (x) the number of Performance Units that would be payable based on the Company’s TSR as of the Termination Date, as determined by the Administrator, and the Company’s placement within the Performance Group as of such date, multiplied by (y) the Termination Date Value and (z) the Pro-Rata Period.

(c)
Other Termination of Employment. Except as provided above or in Section 6 below, all Performance Units with respect to the Performance Period shall be forfeited upon the Participant’s termination of Continuous Service before the payment date for the Performance Period.

6.	Change in Control.

(a)	If a Change in Control occurs during the Performance Period, the Administrator shall calculate a Change in Control Amount as follows:

i)
The Performance Period shall end as of the day immediately preceding the closing date of the Change in Control (the “Change in Control Date”) and the Final Stock Price for the Performance Period shall be based on the 30 calendar day period ending on the Change in Control Date and any dividends declared during the Performance Period and on or prior to the Change in Control Date (the “Change in Control Value”).

ii)
The Administrator shall calculate a “Change in Control Amount” equal to (x) the number of Performance Units that would be payable based on the Company’s TSR as of the Change in Control Date, as determined by the Administrator, and the Company’s placement within the Performance Group as of such date, multiplied by (y) the Change in Control Value.

(b)
If a Change in Control occurs during the Performance Period and the Participant continues in Continuous Service through December 31, 2017, the Change in Control Amount shall be paid in cash between January 1, 2018 and March 1, 2018.

(c)
Notwithstanding the foregoing, if a Change in Control occurs during the Performance Period, and the Participant’s Continuous Service is terminated by the Company without Cause upon or following the Change in Control and prior to the payment date, then the Change in Control Amount shall vest and be paid within sixty (60) days following the Participant’s termination of Continuous Service.

(d)
Notwithstanding the foregoing, in the event of a Change in Control, the Administrator may take such other actions with respect to the Performance Units as it deems appropriate pursuant to the Plan and any applicable employment agreement between the Participant and the Company or an Affiliate.

7.
Tax Withholding. The Company shall have the right to withhold from any payment due under the Plan and this Agreement an amount equal to the applicable required withholding obligation in respect of any federal, state or local tax.

8.
No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to the shares of Common Stock underlying the Performance Units, nor shall the Participant have any rights to Dividend Equivalents with respect to the Performance Units.

9.
Restrictive Covenants. If the Participant’s primary work location is in a State other than California, then the provisions of Appendix A attached hereto shall apply to the Participant. If the Participant’s primary work location is in California, then the provisions of Appendix B attached hereto shall apply to the Participant.

10.
Compliance with Laws, Regulations and Company Policies. The grant and payment of the Performance Units shall be subject to compliance by the Company and the Participant with all applicable requirements of state and federal laws and regulatory agencies and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer, if applicable. This Performance Unit Award shall also be subject to any applicable clawback or recoupment policies, share trading and stock ownership policies, and other policies that may be implemented by the Board from time to time.

11.
Section 409A. Any amounts payable with respect to the Performance Units are intended to be exempt from Section 409A of the Code in reliance on the short-term deferral exemption set forth in the final regulations issued thereunder. If any amounts payable with respect to the Performance Units are determined to be subject to Section 409A of the Code, such payments may only be made under this Agreement upon an event and in a manner permitted by Section 409A of the Code. All payments to be made upon a termination of employment may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment shall be treated as a separate payment. In no event may the Participant, directly or indirectly, designate the calendar year in which the payments under this Award Letter will be made. Notwithstanding anything in this Agreement to the contrary, if the Participant is a “specified employee” as defined by Section 409A of the Code, then if and to the extent required by Section 409A of the Code, any payment with respect to the Performance Units upon a separation from service will not be made be made before the date that is six months after the Participant separates from service or such earlier date permitted by Section 409A of the Code.

12.
No Right to Continuous Service. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its Affiliates to terminate the Participant’s Continuous Service at any time.

13.
Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:
Key Energy Services, Inc.
1301 McKinney Street, Suite 1800
Houston, Texas 77010
Facsimile: 713-651-4559
Attention: General Counsel
if to the Participant, at the Participant’s last known address on file with the     Company.
All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

14.
Bound by Plan. By accepting this Agreement, the Participant acknowledges that he or she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all of the terms and provisions of the Plan.

15.
Beneficiary. The Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the legal representative of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

16.
Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and on the Participant and the beneficiaries, executors, administrators, heirs, and successors of the Participant.

17.
Amendment of Performance Unit Award. Subject to Section 18 of this Agreement and subject to the terms of the Plan, the Administrator at any time and from time to time may amend the terms of this Performance Unit Award; provided, however, that the Participant’s rights under this Performance Unit Award shall not be impaired by any such amendment unless the Company requests the Participant’s consent and the Participant consents in writing, or except as otherwise permitted under the Plan.

18.
Adjustment Upon Changes in Capitalization. The shares of Common Stock underlying the Performance Units and the Performance Goals may be adjusted as provided in the Plan including, without limitation, Section 11 of the Plan. The Participant, by his or her execution and entry into this Agreement, irrevocably and unconditionally consents and agrees to any such adjustments as may be made at any time hereafter.

19.
Governing Law and Venue. The provisions of this Agreement shall be construed and enforced in accordance with the laws and decisions of the State of Texas, without regard to Texas’ conflict of law principles. Any dispute or conflict between the parties shall be brought in a state or federal court located in Harris County, Texas. The parties hereto submit to jurisdiction and venue in Harris County, Texas and all objections to such venue and jurisdiction are hereby waived.

20.
Severability. If any provision of this Agreement or any part of any provision of this Agreement is determined to be unenforceable for any reason whatsoever, it shall be severable from the rest of the Agreement and shall not invalidate or affect the other portions or parts of this Agreement, which shall remain in full force and effect. Furthermore, each covenant contained in this

Agreement shall stand independently and be enforceable without regard to any other covenants or to any other provisions of this Agreement.

21.
Waiver. The waiver by the Company of a breach of any provision contained in this Agreement shall not operate or be construed as a waiver of any subsequent breach or as a waiver of any other provisions of this Agreement.

22.	Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction, and shall not constitute a part of this Agreement.

23.
Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

24.	Definitions.

(a)	“Employment Agreement” means the employment agreement between the Company (or its affiliate or subsidiary) and the Participant.

(b)	“Equity-Based Incentives” shall have the meaning set forth in the Participant’s Employment Agreement.

(c)
“Final Stock Price” means the sum of (i) and (ii) where (i) is the average closing stock price of the Common Stock for the last thirty (30) trading days of the Performance Period and (ii) is any dividends paid per share over the Performance Period.

(d)	“Initial Stock Price” means the average closing stock price of the Common Stock for the thirty (30) trading days immediately preceding the Performance Period.

(e)	“Performance Period” means the period from January 1, 2015 through December 31, 2017, subject to Section 6 above.

(f)
“Pro-Rata Period” means the pro-rata time period of Continuous Service during the Performance Period determined by dividing (i) by (ii), where (i) equals the total number of days of Participant’s Continuous Service beginning and including January 1, 2015 until the Termination Date and (ii) is the total number of days in the Performance Period.

(g)
“Proxy Peer Group” means Basic Energy Services, Inc. (BAS); C&J Energy Services, Inc. (CJES); Exterran Holdings, Inc. (EXH); Helix Energy Solutions Group, Inc. (HLX); Oceaneering International, Inc. (OII); Oil States International, Inc. (OIS); Patterson-UTI Energy, Inc. (PTEN); Pioneer Energy Services Corp (PES); RPC, Inc. (RES); Seventy Seven Energy Inc. (SSE); and Superior Energy Services, Inc. (SPN).

(h)
“Total Shareholder Return” or “TSR” means the change in value of a share of Common Stock determined by dividing (i) by (ii), where (i) equals the Final Stock Price minus the Initial Stock Price and (ii) equals the Initial Stock Price.

25.Right to Reject Performance Unit Award; Deemed Acceptance.
If the Participant DOES NOT WISH TO ACCEPT this Performance Unit Award and to be bound by the terms and conditions of this Agreement, the Participant must provide written notice of the Participant’s desire to reject this Performance Unit Award within 30 days of the receipt of this Agreement and such written notice must be signed and dated. Such written notice must be sent to:
Key Energy Services
Attention: Legal Department

1301 McKinney Street
Suite 1800
Houston, Texas, 77010

If the Participant does not provide timely written notice of rejection of the Performance Unit Award within 30 days of receipt of this Agreement, the Participant shall be DEEMED to: (a) acknowledge receipt of the Plan incorporated herein, (b) confirm that the prospectus for the Plan has been made available to the Participant, (c) acknowledge that he or she has read this Agreement, the Plan and the Plan prospectus and understands the terms and conditions of them, (d) accept the Performance Unit Award described in this Agreement, (e) agree to be bound by the terms of the Plan and this Agreement, and (f) agree that all decisions and determinations of the Committee with respect to the Performance Unit Award shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under this Performance Unit Award.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement effective as of the Date of Grant set forth above.

KEY ENERGY SERVICES, INC.

By: _______________________________
Name:
Title:

Address:	1301 McKinney Street,
Suite 1800
Houston, Texas 77010

By deemed acceptance of this Performance Unit Award as described in Section 25 above, the Participant (a) acknowledges receipt of the Plan incorporated herein, (b) confirms that the prospectus for the Plan has been made available to the Participant, (c) acknowledges that he or she has read this Agreement, the Plan and the Plan prospectus and understands the terms and conditions of them, (d) accepts the Performance Unit Award described in this Agreement, (e) agrees to be bound by the terms of the Plan and this Agreement, and (f) agrees that all decisions and determinations of the Committee with respect to the Performance Unit Award shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under the Performance Unit Award.

The undersigned hereby accepts the terms of this Agreement and the Plan.

«Name1»
ADDRESS: «Address1»
                   «City», «StateProvince» «Postal_code»

EMPLOYEE ID NUMBER:  «Account_Number»

APPENDIX A

The provisions of this Appendix A shall apply to the Participant if the Participant’s primary work location is in a State other than California.

(a)
The Participant acknowledges that the Company and its Affiliates (collectively, the “Key Energy Companies”) will provide the Participant with “Confidential Information” throughout the Participant’s employment with the Key Energy Companies. In addition to its meaning under the applicable law, Confidential Information shall include all non-public information owned, possessed, developed, or used by the Key Energy Companies, whether or not created or maintained in written form, which constitutes, relates to, or refers to the Key Energy Companies or their business, including, but not limited to, any and all of the following: techniques, know-how, policies, procedures, intellectual property, technology, procurement requirements, purchasing and financial information, accounting information, manufacturing information, customer lists, data, and information, pricing, procedures and methods, strategies, expenditures, business plans and forecasts, marketing and financial information, costs, business prospects, business opportunities, financial data, commercial data, custom or proprietary data, prices, trade secrets, designs, design specifications, strategic plans, product development information (or other proprietary product data), marketing plans, processes, techniques, formulas, inventions, devices, training manuals, training materials, computer programs, databases, client documents, client lists, client contact information, risk management, engineering data, analytical models, vendor lists, vendor contact information, employee names, compensation, competencies, skills, performance or other employee information, and any similar or other non-public or proprietary information. The Participant agrees that Confidential Information shall be and remain the sole and absolute property of the Key Energy Companies. Upon termination of the Participant’s Continuous Service for any reason, the Participant shall immediately return to the Key Energy Companies all documents and materials that contain or constitute Confidential Information of the Key Energy Companies, in any form whatsoever, including, but not limited to, all copies, summaries, and abstracts thereof. The Participant agrees not to disclose, use, re-create, copy, duplicate, or otherwise permit the use, re-creation, disclosure, unauthorized copying, or duplication of any Confidential Information of the Key Energy Companies other than in connection with authorized activities conducted in the course of the Participant’s service with the Key Energy Companies for the benefit of the Key Energy Companies. All Confidential Information that by its nature cannot be returned, including, but not limited to, electronic information, shall be obliterated and destroyed upon termination of the Participant’s Continuous Service.

(b)
Good-Will. As a result of the Performance Units granted herein, and/or the Participant’s position with the Key Energy Companies, the Participant will develop and cultivate the business Good-Will of the Key Energy Companies, which includes but is not limited to the relationships between the Key Energy Companies and its Customers or Other Third Parties, as defined herein (“Good-Will”). The Participant understands and acknowledges that the restrictive covenants herein are in part designed to protect the Good-Will of the Key Energy Companies.

(c)
Non-Competition. In exchange for the Confidential Information provided to the Participant as described in Section (a) above, the grant of the Performance Units hereunder, and the Good-Will of the Key Energy Companies associated with the Performance Units as described in Section (b) above, employment, and other consideration as provided herein, the Participant agrees that the Participant will not, directly or indirectly, own, manage, operate, join, become an employee of, control, or participate in any manner in any Competing Business during the Prohibited Period within the Restricted Area.

(d)
Non-Solicitation of Service Providers. In exchange for the Confidential Information provided to the Participant as described in Section (a) above, the grant of the Performance Units hereunder, employment, and other consideration as provided herein, the Participant agrees that the Participant will not, directly or indirectly, solicit any Service Provider of the Key Energy Companies to leave his or her employment or service with the Key Energy Companies, employ or seek to employ, or hire or seek to hire, any Service Provider of the Key Energy Companies, or cause or induce any Competing Business to solicit or employ any Service Provider of the Key Energy Companies during the Prohibited Period within the Restricted Area.

(e)
Non-Solicitation of Customers or Other Third Parties. In exchange for the Confidential Information provided to the Participant as described in Section (a) above, the grant of the Performance Units hereunder, employment, and other consideration as provided herein, the Participant agrees that the Participant will not, directly or indirectly, recruit, solicit, or otherwise induce or influence in any way any of the then existing Customers or Other Third Parties to discontinue or reduce the extent of their business relationship with the Key Energy Companies during the Prohibited Period within the Restricted Area.

(f)	Definitions. For purposes of this Appendix A:

i)	“Business” means any and all onshore or offshore oil and gas services provided by the Key Energy Companies to any client or customer of the Key Energy Companies.

ii)
    “Competing Business” means any business, individual, partnership, firm, corporation, or other entity (other than the Key Energy Companies) that engages in any aspect of the Business with which the Participant was involved within 12 months before the termination of the Participant’s Continuous Service, or provides services so similar in nature to those which the Key Energy Companies provide and with which the Participant was involved within 12 months before the termination of the Participant’s Continuous Service that it would displace business opportunities or customers of the Key Energy Companies, within the Restricted Area. The Participant will be considered to be involved with an aspect of the Business if the Participant has business-related interactions, or receives Confidential Information, with respect to such aspect of the Business.

iii)
    “Customers or Other Third Parties” means any customers, distributors, or sales representatives of the Key Energy Companies with whom the Participant had direct business dealings, or otherwise had access to Confidential Information about, during the Participant’s employment with the Key Energy Companies.

iv)
    “Prohibited Period” means the period during which the Participant is employed by the Key Energy Companies and the twelve (12) month period following the date on which the Participant’s Continuous Service terminates for any reason.

v)
    If the Participant at any time works primarily at a facility other than in Louisiana, “Restricted Area” means the 100 mile radius surrounding the location where the Participant primarily performed services or reported during the last two (2) years of the Participant’s period of employment with the Key Energy Companies. If the Participant at any time works primarily at a facility in Louisiana, then “Restricted Area” means the 100 mile radius surrounding any of the following parishes in which the Participant primarily performed services or reported during the last two (2) years of Participant’s period of employment with the Key Energy Companies: Calcasieu, Terrebonne, Jefferson Davis, and/or St. Martin.

vi)	“Service Provider” means any person who is personally providing services to the Key Energy Companies as an employee, consultant or independent contractor.

(g)
Effect of Employment or Other Agreement. Notwithstanding the foregoing, in the event of any inconsistency between the covenants set forth above in Sections (a), (b), (c), (d), or (e) and the restrictive covenants in any written employment or other agreement entered into between any of the Key Energy Companies and the Participant, the restrictive covenants of such employment or other agreement shall control; provided that Sections (i) and (j) of this Appendix A shall apply to this Performance Unit Award in the event of any breach of the restrictive covenants of such employment or other agreement.

(h)
Enforceability. The parties agree that if the scope or enforceability of the covenants set forth in this Appendix A are in any way disputed at any time, it is the intent of the parties that a court or other trier of fact modify and enforce the covenants to the extent required to render them enforceable.

(i)
Injunctive Relief and Other Equitable Relief. The Participant acknowledges and agrees that the business of the Key Energy Companies is highly competitive, that the Confidential Information has been developed by the Key Energy Companies at significant expense and effort, and that the restrictions contained in this Appendix A are reasonable and necessary to protect the legitimate business interests of the Key Energy Companies. The Participant acknowledges that the services the Participant will render to the Key Energy Companies are of a special, unique, and extraordinary character, which give them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law. By reason of this, the Participant consents and agrees that in addition to any other remedies the Key Energy Companies may have at law, the forfeiture requirements set forth in Section (j) below, and the remedies set forth in Section 14.5 of the Plan, if the Participant violates any provision or covenant set forth in this Appendix A, the Key Energy Companies shall be entitled to the remedies of injunction, specific performance, and other equitable relief. This Appendix A shall not, however, be construed as a waiver of any of the rights to which the Key Energy Companies may be entitled for damages or otherwise.

(j)	The Participant acknowledges and agrees that in the event the Participant breaches any of the covenants or agreements contained in this Appendix A (including covenants described in Section (g)):

i)	The Committee may in its discretion determine that the Participant shall forfeit all of the outstanding Performance Units, and the outstanding Performance Units shall immediately terminate, and

ii)
    The Committee may in its discretion require the Participant to return to the Company any payment received in settlement of the Performance Units, in such manner and on such terms as may be required by the Committee. The Company shall be entitled to set-off against such amounts any amount owed to the Participant by the Company, subject to compliance with Section 409A of the Code, if applicable. The Committee shall exercise the right of recoupment provided in this Section (j)(ii) within one year after the Participant’s breach of any of the covenants or agreements contained in this Appendix A (including covenants described in Section (g)).

APPENDIX B
The provisions of this Appendix B shall apply to the Participant if the Participant’s primary work location is in California.

(a)
The Participant acknowledges that the Company and its Affiliates (collectively, the “Key Energy Companies”) will provide the Participant with “Confidential Information” throughout the Participant’s employment with the Key Energy Companies. In addition to its meaning under the applicable law, Confidential Information shall include all non-public information owned, possessed, developed, or used by the Key Energy Companies, whether or not created or maintained in written form, which constitutes, relates to, or refers to the Key Energy Companies or their business, including, but not limited to, any and all of the following: techniques, know-how, policies, procedures, intellectual property, technology, procurement requirements, purchasing and financial information, accounting information, manufacturing information, customer lists, data, and information, pricing, procedures and methods, strategies, expenditures, business plans and forecasts, marketing and financial information, costs, business prospects, business opportunities, financial data, commercial data, custom or proprietary data, prices, trade secrets, designs, design specifications, strategic plans, product development information (or other proprietary product data), marketing plans, processes, techniques, formulas, inventions, devices, training manuals, training materials, computer programs, databases, client documents, client lists, client contact information, risk management, engineering data, analytical models, vendor lists, vendor contact information, employee names, compensation, competencies, skills, performance or other employee information, and any similar or other non-public or proprietary information. The Participant agrees that Confidential Information shall be and remain the sole and absolute property of the Key Energy Companies. Upon termination of the Participant’s Continuous Service for any reason, the Participant shall immediately return to the Key Energy Companies all documents and materials that contain or constitute Confidential Information of the Key Energy Companies, in any form whatsoever, including, but not limited to, all copies, summaries, and abstracts thereof. The Participant agrees not to disclose, use, re-create, copy, duplicate, or otherwise permit the use, re-creation, disclosure, unauthorized copying, or duplication of any Confidential Information of the Key Energy Companies other than in connection with authorized activities conducted in the course of the Participant’s service with the Key Energy Companies for the benefit of the Key Energy Companies. All Confidential Information that by its nature cannot be returned, including, but not limited to, electronic information, shall be obliterated and destroyed upon termination of the Participant’s Continuous Service.

(b)
Non-Solicitation of Service Providers. In exchange for the Confidential Information provided to the Participant as described in Section (a) above, the grant of the Performance Units hereunder, employment, and other consideration as provided herein, the Participant agrees that the Participant will not, directly or indirectly, solicit any Service Provider of the Key Energy Companies to leave his or her employment or service with the Key Energy Companies, employ or seek to employ, or hire or seek to hire, any Service Provider of the Key Energy Companies, or cause or induce any Competing Business to solicit or employ any Service Provider of the Key Energy Companies during the Prohibited Period within the Restricted Area.

(c)
Non-Solicitation of Customers or Other Third Parties. In exchange for the Confidential Information provided to the Participant as described in Section (a) above, the grant of the Performance Units hereunder, employment, and other consideration as provided herein, the Participant agrees that the Participant will not, on behalf of a Competing Business or otherwise, use or disclose, or assist others in using or disclosing, the Key Energy Companies’ trade secrets or Confidential Information for the purposes of directly or indirectly soliciting, accepting as a client, or performing services of any type that the Key Energy Companies provides or renders for any person or entity, including any current or former client of the Key Energy Companies.

(d)	Definitions. For purposes of this Appendix B:

i)	“Business” means any and all onshore or offshore oil and gas services provided by the Key Energy Companies to any client or customer of the Key Energy Companies.

ii)
    “Competing Business” means any business, individual, partnership, firm, corporation, or other entity (other than the Key Energy Companies) that engages in any aspect of the Business with which the Participant was involved within 12 months before the termination of the Participant’s Continuous Service, or provides services so similar in nature to those which the Key Energy Companies provide and with which the Participant was involved within 12 months before the termination of the Participant’s Continuous Service that it would displace business opportunities or customers of the Key Energy Companies, within the Restricted Area. The Participant will be considered to be involved with an aspect of the Business if the Participant has business-related interactions, or receives Confidential Information, with respect to such aspect of the Business.

iii)
    “Customers or Other Third Parties” means any customers, distributors, or sales representatives of the Key Energy Companies with whom the Participant had direct business dealings, or otherwise had access to Confidential Information about, during the Participant’s employment with the Key Energy Companies.

iv)
    “Prohibited Period” means the period during which the Participant is employed by the Key Energy Companies and the twelve (12) month period following the date on which the Participant’s Continuous Service terminates for any reason.

v)
    “Restricted Area” means the 100 mile radius surrounding any location where the Participant performed services, reported or regularly attended during the last two (2) years of the Participant’s period of employment with the Key Energy Companies.

vi)	“Service Provider” means any person who is personally providing services to the Key Energy Companies as an employee, consultant or independent contractor.

(e)
Effect of Employment or Other Agreement. Notwithstanding the foregoing, in the event of any inconsistency between the covenants set forth above in Sections (a), (b) or (c) and the restrictive covenants in any written employment or other agreement entered into between any of the Key Energy Companies and the Participant, the restrictive covenants of such employment or other agreement shall control; provided that Sections (g) and (h) of this Appendix B shall apply to this Performance Unit Award in the event of any breach of the restrictive covenants of such employment or other agreement.

(f)
Enforceability. The parties agree that if the scope or enforceability of the covenants set forth in this Appendix B are in any way disputed at any time, it is the intent of the parties that a court or other trier of fact modify and enforce the covenants to the extent required to render them enforceable.

(g)
Injunctive Relief and Other Equitable Relief. The Participant acknowledges and agrees that the business of the Key Energy Companies is highly competitive, that the Confidential Information has been developed by the Key Energy Companies at significant expense and effort, and that the restrictions contained in this Appendix B are reasonable and necessary to protect the legitimate business interests of the Key Energy Companies. The Participant acknowledges that the services the Participant will render to the Key Energy Companies are of a special, unique, and extraordinary character, which give them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law. By reason of this, the Participant consents and agrees that in addition to any other remedies the Key Energy Companies may have at law, the forfeiture requirements set forth in Section (h) below, and the remedies set forth in Section 14.5 of the Plan, if the Participant violates any provision or covenant set forth in this Appendix B, the Key Energy Companies shall be entitled to the remedies of injunction, specific performance, and other equitable relief. This Appendix B shall not, however, be construed as a waiver of any of the rights to which the Key Energy Companies may be entitled for damages or otherwise.

(h)	The Participant acknowledges and agrees that in the event the Participant breaches any of the covenants or agreements contained in this Appendix B (including covenants described in Section (e)):

i)	The Committee may in its discretion determine that the Participant shall forfeit all of the outstanding Performance Units, and the outstanding Performance Units shall immediately terminate, and

ii)
    The Committee may in its discretion require the Participant to return to the Company any payment received in settlement of the Performance Units, in such manner and on such terms as may be required by the Committee. The Company shall be entitled to set-off against such amounts any amount owed to the Participant by the Company, subject to compliance with Section 409A of the Code, if applicable. The Committee shall exercise the right of recoupment provided in this Section (h)(ii) within one year after the Participant’s breach of any of the covenants or agreements contained in this Appendix B (including covenants described in Section (e)).